Exhibit 99.1

Contact:	Wallace R. Cooney	For Immediate Release
	(703) 345-6470	July 30, 2026

GRAHAM HOLDINGS COMPANY REPORTS
SECOND QUARTER EARNINGS
ARLINGTON, VA - Graham Holdings Company (NYSE: GHC) today reported its financial results for the second quarter of 2026. The Company also filed its Form 10-Q today for the quarter ended June 30, 2026 with the Securities and Exchange Commission.
Division Operating Results
Revenue for the second quarter of 2026 was $1,302.5 million, up 7% from $1,215.8 million in the second quarter of 2025. Revenues increased at television broadcasting, healthcare, manufacturing, automotive and other businesses, partially offset by a decline at education. The Company reported operating income of $83.6 million for the second quarter of 2026, compared to $72.8 million for the second quarter of 2025. The increase in operating results is due to improved results at education, television broadcasting and other businesses, partially offset by declines at healthcare, manufacturing and automotive. The Company reported adjusted operating cash flow (non-GAAP) of $119.8 million for the second quarter of 2026, compared to $111.3 million for the second quarter of 2025. Adjusted operating cash flow increased at education, television broadcasting, manufacturing and other businesses, partially offset by declines at healthcare and automotive. Capital expenditures totaled $19.8 million for each of the second quarters of 2026 and 2025.
Revenue for the first six months of 2026 was $2,538.5 million, up 7% from $2,381.7 million in the first six months of 2025. Revenues increased at television broadcasting, healthcare, manufacturing, automotive and other businesses, partially offset by a slight decline at education. The Company reported operating income of $141.5 million for the first six months of 2026, compared to $120.2 million for the first six months of 2025. The increase in operating results is due to improved results at television broadcasting, manufacturing and other businesses, partially offset by declines at education, healthcare and automotive. The Company reported adjusted operating cash flow (non-GAAP) of $232.7 million for the first six months of 2026, compared to $199.4 million for the first six months of 2025. Adjusted operating cash flow increased at education, television broadcasting, manufacturing and other businesses, partially offset by declines at healthcare and automotive. Capital expenditures totaled $40.6 million and $33.9 million for the first six months of 2026 and 2025, respectively.
Acquisitions and Dispositions of Businesses
In the first quarter of 2026, the Company entered into an agreement to sell the Kaplan Languages Group (KLG) included in Kaplan International and recorded a $19.0 million pre-tax impairment charge. The transaction closed on May 1, 2026; the Company recorded a $5.2 million loss on the sale of the business in the second quarter of 2026.
Pension Plan
In June 2026, the Company purchased an irrevocable group annuity contract from an insurance company for $113.9 million to settle $124.3 million of the outstanding defined benefit pension obligation related to certain retirees and beneficiaries. The purchase of the group annuity contract was funded from the assets of the Company’s pension plan. As a result of this transaction, the Company was relieved of all responsibility for these pension obligations and the insurance company is now required to pay and administer the retirement benefits owed to approximately 1,080 retirees and beneficiaries, with no change to the amount, timing or form of monthly retirement benefit payments. As a result, the Company recorded a pre-tax noncash settlement gain of $137.0 million in the second quarter of 2026.
Income Taxes
The Company recognized a U.S. income tax benefit of $69.6 million during the six months ended June 30, 2026, in connection with the restructuring and sale of the KLG business.
As a result of this significant U.S. income tax benefit, the Company accrued a non-U.S. global minimum corporate top-up income tax expense of $19.2 million in the second quarter of 2026. This accrual relates to non-U.S. jurisdictions that have not yet enacted legislation adopting recent guidance from the Organization for Economic Co-operation and Development (OECD), which would exempt U.S. parent multinational groups from Pillar Two top-up tax on their U.S. source income. The enactment of legislation in the U.K. and other jurisdictions would have a favorable impact on the Company’s income tax provision and could result in a complete reversal of the $19.2 million accrued amount without payment.
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Debt, Cash and Marketable Equity Securities
At June 30, 2026, the Company had $900.4 million in borrowings outstanding at an average interest rate of 5.7%, including $231.2 million outstanding on its $400 million revolving credit facility. Cash, marketable equity securities and other investments totaled $1,297.4 million at June 30, 2026.
Overall, the Company recognized $101.9 million and $33.0 million in net gains on marketable equity securities in the second quarter and first six months of 2026, compared to $11.5 million in net losses and $32.3 million in net gains on marketable equity securities in the second quarter and first six months of 2025.
Common Stock Repurchases
During the first six months of 2026, the Company purchased a total of 110,471 shares of its Class B common stock at a cost of $122.0 million. At June 30, 2026, there were 4,251,268 shares outstanding. On September 12, 2024, the Board of Directors authorized the Company to acquire up to 500,000 shares of its Class B common stock; the Company has remaining authorization for 352,011 shares as of June 30, 2026.
Overall Company Results
The Company reported net income attributable to common shares of $281.1 million ($64.86 per share) for the second quarter of 2026, compared to $36.7 million ($8.35 per share) for the second quarter of 2025. For the first six months of 2026, the Company reported net income attributable to common shares of $310.2 million ($71.04 per share), compared to $60.6 million ($13.81 per share) for the first six months of 2025.
The results for the second quarter and first six months of 2026 and 2025 were affected by a number of items as described in the Non-GAAP Financial Information schedule attached to this release. Excluding these items, net income attributable to common shares was $84.2 million ($19.46 per share) for the second quarter of 2026, compared to $63.1 million ($14.33 per share) for the second quarter of 2025. Excluding these items, net income attributable to common shares was $158.1 million ($36.19 per share) for the first six months of 2026, compared to $114.1 million ($25.98 per share) for the first six months of 2025.
Forward-Looking Statements
All public statements made by the Company and its representatives that are not statements of historical fact, including certain statements in this press release, in the Company’s Annual Report on Form 10-K and in the Company’s 2025 Annual Report to Stockholders, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on expectations, forecasts, and assumptions by the Company’s management and involve a number of risks, uncertainties, and other factors that could cause actual results to differ from those stated, including, without limitation, comments about expectations related to acquisitions or dispositions or related business activities, the Company’s business strategies and objectives, the prospects for growth in the Company’s various business operations, the Company’s future financial performance, and the risks and uncertainties described in Item 1A of the Company’s Annual Report on Form 10-K. Accordingly, undue reliance should not be placed on any forward-looking statement made by or on behalf of the Company. The Company assumes no obligation to update any forward-looking statement after the date on which such statement is made, even if new information subsequently becomes available.
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GRAHAM HOLDINGS COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended
	June 30%
(in thousands, except per share amounts)	2026	2025	Change
Operating revenues	$1,302,506	$1,215,772	7
Operating expenses	1,194,613	1,116,128	7
Depreciation of property, plant and equipment	18,281	19,652	(7)
Amortization of intangible assets	5,978	7,241	(17)
Operating income	83,634	72,751	15
Equity in (losses) earnings of affiliates, net	(19,863)	3,114	—
Interest income	1,881	2,261	(17)
Interest expense	(17,173)	(18,106)	(5)
Non-operating pension and postretirement benefit income, net	169,649	28,602	—
Gain (loss) on marketable equity securities, net	101,879	(11,543)	—
Other expense, net	(2,531)	(16,456)	(85)
Income before income taxes	317,476	60,623	—
Provision for income taxes	35,100	20,200	74
Net income	282,376	40,423	—
Net income attributable to noncontrolling interests	(1,273)	(3,674)	(65)
Net Income Attributable to Graham Holdings Company Common Stockholders	$281,103	$36,749	—
Per Share Information Attributable to Graham Holdings Company Common Stockholders
Basic net income per common share	$65.53	$8.43	—
Basic average number of common shares outstanding	4,265	4,333
Diluted net income per common share	$64.86	$8.35	—
Diluted average number of common shares outstanding	4,309	4,373
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GRAHAM HOLDINGS COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Six Months Ended
	June 30%
(in thousands, except per share amounts)	2026	2025	Change
Operating revenues	$2,538,498	$2,381,687	7
Operating expenses	2,329,294	2,206,192	6
Depreciation of property, plant and equipment	36,675	40,206	(9)
Amortization of intangible assets	12,033	15,065	(20)
Impairment of goodwill and asset group held for sale	19,029	—	—
Operating income	141,467	120,224	18
Equity in earnings (losses) of affiliates, net	14,987	(5,314)	—
Interest income	4,356	4,761	(9)
Interest expense	(33,402)	(100,383)	(67)
Non-operating pension and postretirement benefit income, net	200,722	63,219	—
Gain on marketable equity securities, net	32,956	32,258	2
Other expense, net	(2,959)	(20,521)	(86)
Income before income taxes	358,127	94,244	—
Provision for income taxes	45,000	28,100	60
Net income	313,127	66,144	—
Net income attributable to noncontrolling interests	(2,918)	(5,501)	(47)
Net Income Attributable to Graham Holdings Company Common Stockholders	$310,209	$60,643	—
Per Share Information Attributable to Graham Holdings Company Common Stockholders
Basic net income per common share	$71.76	$13.93	—
Basic average number of common shares outstanding	4,298	4,327
Diluted net income per common share	$71.04	$13.81	—
Diluted average number of common shares outstanding	4,342	4,366

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GRAHAM HOLDINGS COMPANY
BUSINESS DIVISION INFORMATION
(Unaudited)

	Three Months Ended			Six Months Ended
	June 30		%	June 30		%
(in thousands)	2026	2025	Change	2026	2025	Change
Operating Revenues
Education	$417,808	$436,813	(4)	$858,287	$861,544	0
Television broadcasting	109,630	105,984	3	221,183	209,538	6
Healthcare	247,651	202,219	22	456,991	375,960	22
Manufacturing	133,280	96,218	39	258,314	194,223	33
Automotive	301,352	285,572	6	568,976	566,563	0
Other businesses	92,839	88,970	4	174,766	173,867	1
Corporate office	723	621	16	1,395	1,241	12
Intersegment elimination	(777)	(625)	—	(1,414)	(1,249)	—
	$1,302,506	$1,215,772	7	$2,538,498	$2,381,687	7
Operating Expenses
Education	$367,532	$390,628	(6)	$775,629	$775,326	0
Television broadcasting	79,147	78,044	1	156,757	157,200	0
Healthcare	223,041	177,122	26	414,955	332,546	25
Manufacturing	126,179	88,652	42	243,213	181,177	34
Automotive	293,287	276,279	6	555,603	550,778	1
Other businesses	110,026	116,265	(5)	216,090	232,400	(7)
Corporate office	20,437	16,656	23	36,198	33,285	9
Intersegment elimination	(777)	(625)	—	(1,414)	(1,249)	—
	$1,218,872	$1,143,021	7	$2,397,031	$2,261,463	6
Operating Income (Loss)
Education	$50,276	$46,185	9	$82,658	$86,218	(4)
Television broadcasting	30,483	27,940	9	64,426	52,338	23
Healthcare	24,610	25,097	(2)	42,036	43,414	(3)
Manufacturing	7,101	7,566	(6)	15,101	13,046	16
Automotive	8,065	9,293	(13)	13,373	15,785	(15)
Other businesses	(17,187)	(27,295)	37	(41,324)	(58,533)	29
Corporate office	(19,714)	(16,035)	(23)	(34,803)	(32,044)	(9)
	$83,634	$72,751	15	$141,467	$120,224	18
Amortization of Intangible Assets and Impairment of Goodwill and Asset Group Held for Sale
Education	$243	$1,699	(86)	$19,586	$3,818	—
Television broadcasting	1,360	1,360	—	2,720	2,720	—
Healthcare	90	117	(23)	186	235	(21)
Manufacturing	3,743	2,431	54	7,486	4,862	54
Automotive	5	5	—	10	10	—
Other businesses	537	1,629	(67)	1,074	3,420	(69)
Corporate office	—	—	—	—	—	—
	$5,978	$7,241	(17)	$31,062	$15,065	—
Operating Income (Loss) before Amortization of Intangible Assets and Impairment of Goodwill and Asset Group Held for Sale
Education	$50,519	$47,884	6	$102,244	$90,036	14
Television broadcasting	31,843	29,300	9	67,146	55,058	22
Healthcare	24,700	25,214	(2)	42,222	43,649	(3)
Manufacturing	10,844	9,997	8	22,587	17,908	26
Automotive	8,070	9,298	(13)	13,383	15,795	(15)
Other businesses	(16,650)	(25,666)	35	(40,250)	(55,113)	27
Corporate office	(19,714)	(16,035)	(23)	(34,803)	(32,044)	(9)
	$89,612	$79,992	12	$172,529	$135,289	28

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	Three Months Ended			Six Months Ended
	June 30		%	June 30		%
(in thousands)	2026	2025	Change	2026	2025	Change
Depreciation
Education	$5,659	$7,412	(24)	$11,713	$15,176	(23)
Television broadcasting	2,345	2,625	(11)	4,681	5,253	(11)
Healthcare	1,913	1,723	11	3,827	3,509	9
Manufacturing	3,037	2,654	14	6,172	5,357	15
Automotive	1,937	1,708	13	3,782	3,437	10
Other businesses	3,223	3,353	(4)	6,161	7,142	(14)
Corporate office	167	177	(6)	339	332	2
	$18,281	$19,652	(7)	$36,675	$40,206	(9)
Pension Expense
Education	$4,672	$4,413	6	$9,111	$8,636	6
Television broadcasting	1,619	1,532	6	3,107	2,951	5
Healthcare	1,643	1,993	(18)	3,529	4,992	(29)
Manufacturing	1,255	654	92	2,485	1,730	44
Automotive	51	21	—	68	48	42
Other businesses	1,938	2,295	(16)	3,725	4,011	(7)
Corporate office	744	791	(6)	1,477	1,523	(3)
	$11,922	$11,699	2	$23,502	$23,891	(2)
Adjusted Operating Cash Flow (non-GAAP)(1)
Education	$60,850	$59,709	2	$123,068	$113,848	8
Television broadcasting	35,807	33,457	7	74,934	63,262	18
Healthcare	28,256	28,930	(2)	49,578	52,150	(5)
Manufacturing	15,136	13,305	14	31,244	24,995	25
Automotive	10,058	11,027	(9)	17,233	19,280	(11)
Other businesses	(11,489)	(20,018)	43	(30,364)	(43,960)	31
Corporate office	(18,803)	(15,067)	(25)	(32,987)	(30,189)	(9)
	$119,815	$111,343	8	$232,706	$199,386	17
____________

(1)	Adjusted Operating Cash Flow (non-GAAP) is calculated as Operating Income (Loss) before Amortization of Intangible Assets and Impairment of Goodwill and Asset Group Held for Sale plus Depreciation Expense and Pension Expense.
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GRAHAM HOLDINGS COMPANY
EDUCATION DIVISION INFORMATION
(Unaudited)

	Three Months Ended			Six Months Ended
	June 30		%	June 30		%
(in thousands)	2026	2025	Change	2026	2025	Change
Operating Revenues
Kaplan international	$252,375	$272,171	(7)	$524,011	$533,427	(2)
Higher education	86,293	84,738	2	178,696	173,225	3
Supplemental education	79,476	80,161	(1)	156,340	155,564	0
Kaplan corporate and other	284	23	—	555	35	—
Intersegment elimination	(620)	(280)	—	(1,315)	(707)	—
	$417,808	$436,813	(4)	$858,287	$861,544	0
Operating Expenses
Kaplan international	$219,512	$242,234	(9)	$459,761	$473,428	(3)
Higher education	69,645	66,766	4	144,359	142,446	1
Supplemental education	70,972	72,755	(2)	140,556	142,190	(1)
Kaplan corporate and other	8,051	7,439	8	12,672	14,099	(10)
Amortization of intangible assets	243	1,699	(86)	557	3,818	(85)
Impairment of goodwill and asset group held for sale	—	—	—	19,029	—	—
Intersegment elimination	(891)	(265)	—	(1,305)	(655)	—
	$367,532	$390,628	(6)	$775,629	$775,326	0
Operating Income (Loss)
Kaplan international	$32,863	$29,937	10	$64,250	$59,999	7
Higher education	16,648	17,972	(7)	34,337	30,779	12
Supplemental education	8,504	7,406	15	15,784	13,374	18
Kaplan corporate and other	(7,767)	(7,416)	(5)	(12,117)	(14,064)	14
Amortization of intangible assets	(243)	(1,699)	86	(557)	(3,818)	85
Impairment of goodwill and asset group held for sale	—	—	—	(19,029)	—	—
Intersegment elimination	271	(15)	—	(10)	(52)	—
	$50,276	$46,185	9	$82,658	$86,218	(4)
Operating Income (Loss) before Amortization of Intangible Assets and Impairment of Goodwill and Asset Group Held for Sale
Kaplan international	$32,863	$29,937	10	$64,250	$59,999	7
Higher education	16,648	17,972	(7)	34,337	30,779	12
Supplemental education	8,504	7,406	15	15,784	13,374	18
Kaplan corporate and other	(7,767)	(7,416)	(5)	(12,117)	(14,064)	14
Intersegment elimination	271	(15)	—	(10)	(52)	—
	$50,519	$47,884	6	$102,244	$90,036	14
Depreciation
Kaplan international	$4,611	$6,393	(28)	$9,579	$12,942	(26)
Higher education	300	383	(22)	567	839	(32)
Supplemental education	738	631	17	1,548	1,384	12
Kaplan corporate and other	10	5	—	19	11	73
	$5,659	$7,412	(24)	$11,713	$15,176	(23)
Pension Expense
Kaplan international	$50	$146	(66)	$176	$286	(38)
Higher education	2,032	1,889	8	3,952	3,697	7
Supplemental education	2,060	1,972	4	4,046	3,859	5
Kaplan corporate and other	530	406	31	937	794	18
	$4,672	$4,413	6	$9,111	$8,636	6
Adjusted Operating Cash Flow (non-GAAP)(1)
Kaplan international	$37,524	$36,476	3	$74,005	$73,227	1
Higher education	18,980	20,244	(6)	38,856	35,315	10
Supplemental education	11,302	10,009	13	21,378	18,617	15
Kaplan corporate and other	(7,227)	(7,005)	(3)	(11,161)	(13,259)	16
Intersegment elimination	271	(15)	—	(10)	(52)	—
	$60,850	$59,709	2	$123,068	$113,848	8
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(1)	Adjusted Operating Cash Flow (non-GAAP) is calculated as Operating Income (Loss) before Amortization of Intangible Assets and Impairment of Goodwill and Asset Group Held for Sale plus Depreciation Expense and Pension Expense.
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GRAHAM HOLDINGS COMPANY
HEALTHCARE DIVISION INFORMATION
(Unaudited)

	Three Months Ended			Six Months Ended
	June 30		%	June 30		%
(in thousands)	2026	2025	Change	2026	2025	Change
Operating Revenues
CSI	$148,523	$113,415	31	$266,304	$203,663	31
Other Healthcare	99,128	88,804	12	190,687	172,297	11
	$247,651	$202,219	22	$456,991	$375,960	22
Operating Expenses
CSI	$136,025	$99,418	37	$247,494	$180,023	37
Other Healthcare	87,016	77,704	12	167,461	152,523	10
	$223,041	$177,122	26	$414,955	$332,546	25
Operating Income
CSI	$12,498	$13,997	(11)	$18,810	$23,640	(20)
Other Healthcare	12,112	11,100	9	23,226	19,774	17
	$24,610	$25,097	(2)	$42,036	$43,414	(3)
Amortization of Intangible Assets
CSI	$20	$34	(41)	$41	$67	(39)
Other Healthcare	70	83	(16)	145	168	(14)
	$90	$117	(23)	$186	$235	(21)
Operating Income before Amortization of Intangible Assets
CSI	$12,518	$14,031	(11)	$18,851	$23,707	(20)
Other Healthcare	12,182	11,183	9	23,371	19,942	17
	$24,700	$25,214	(2)	$42,222	$43,649	(3)
Depreciation
CSI	$301	$183	64	$594	$359	65
Other Healthcare	1,612	1,540	5	3,233	3,150	3
	$1,913	$1,723	11	$3,827	$3,509	9
Pension Expense
CSI	$—	$—	—	$—	$—	—
Other Healthcare	1,643	1,993	(18)	3,529	4,992	(29)
	$1,643	$1,993	(18)	$3,529	$4,992	(29)
Adjusted Operating Cash Flow (non-GAAP)(1)
CSI	$12,819	$14,214	(10)	$19,445	$24,066	(19)
Other Healthcare	15,437	14,716	5	30,133	28,084	7
	$28,256	$28,930	(2)	$49,578	$52,150	(5)
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(1)	Adjusted Operating Cash Flow (non-GAAP) is calculated as Operating Income (Loss) before Amortization of Intangible Assets and Impairment of Long-Lived Assets plus Depreciation Expense and Pension Expense.
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NON-GAAP FINANCIAL INFORMATION
GRAHAM HOLDINGS COMPANY
(Unaudited)
In addition to the results reported in accordance with accounting principles generally accepted in the United States (GAAP) included in this press release, the Company has provided information regarding Adjusted Operating Cash Flow and Net income excluding certain items described below, reconciled to the most directly comparable GAAP measures. Management believes that these non-GAAP measures, when read in conjunction with the Company’s GAAP financials, provide useful information to investors by offering:
•the ability to make meaningful period-to-period comparisons of the Company’s ongoing results;
•the ability to identify trends in the Company’s underlying business; and
•a better understanding of how management plans and measures the Company’s underlying business.
Adjusted Operating Cash Flow and Net income, excluding certain items, should not be considered substitutes or alternatives to computations calculated in accordance with and required by GAAP. These non-GAAP financial measures should be read only in conjunction with financial information presented on a GAAP basis.
The gains and losses on marketable equity securities relate to the change in the fair value (quoted prices) of its portfolio of equity securities. The mandatorily redeemable noncontrolling interest represents the ownership portion of a group of minority shareholders at a subsidiary of the Company's Healthcare business. The Company measures the redemption value of this minority ownership on a quarterly basis with changes in the fair value recorded as interest expense or income, which is included in net income for the period. The effect of gains and losses on marketable equity securities and net interest expense related to fair value adjustments of the mandatorily redeemable noncontrolling interest are not directly related to the core performance of the Company’s business operations since these items do not directly relate to the sale of the Company’s services or products. GAAP requires that the Company include the gains and losses on marketable equity securities and net interest expense related to fair value adjustments of the mandatorily redeemable noncontrolling interest in net income on the Condensed Consolidated Statements of Operations. The Company excludes the gains and losses on marketable equity securities and net interest expense related to fair value adjustments of the mandatorily redeemable noncontrolling interest from the non-GAAP adjusted net income because these items are independent of the Company’s core operations and not indicative of the performance of the Company’s business operations.
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The following tables reconcile the non-GAAP financial measures for Net income, excluding certain items, to the most directly comparable GAAP measures:

	Three Months Ended June 30
	2026			2025
(in thousands, except per share amounts)	Income before income taxes	Income Taxes	Net Income	Income before income taxes	Income Taxes	Net Income
Amounts attributable to Graham Holdings Company Common Stockholders
As reported	$317,476	$35,100	$282,376	$60,623	$20,200	$40,423
Attributable to noncontrolling interests			(1,273)			(3,674)
Attributable to Graham Holdings Company Stockholders			281,103			36,749
Adjustments:
Settlement gain related to retiree annuity pension purchase	(136,955)	(35,625)	(101,330)	—	—	—
Charges related to non-operating Separation Incentive Programs and a Voluntary Retirement Incentive Program	3,837	997	2,840	6,015	1,540	4,475
Interest (income) expense related to the fair value adjustment of the mandatorily redeemable noncontrolling interest	(213)	24	(237)	1,153	(2,342)	3,495
Net (gains) losses on marketable equity securities	(101,879)	(26,025)	(75,854)	11,543	2,960	8,583
Net losses of affiliates whose operations are not managed by the Company	17,905	4,574	13,331	413	106	307
Loss on sale of KLG	5,151	(5,274)	10,425	—	—	—
Non-operating loss from the impairment of equity and cost method investments	5,800	1,482	4,318	12,679	3,206	9,473
Income tax benefit related to the KLG business	—	69,564	(69,564)	—	—	—
Non-U.S. global minimum corporate income tax expense	—	(19,180)	19,180	—	—	—
Net Income, adjusted (non-GAAP)			$84,212			$63,082

Per share information attributable to Graham Holdings Company Common Stockholders
Diluted income per common share, as reported			$64.86			$8.35
Adjustments:
Settlement gain related to retiree annuity pension purchase			(23.38)			—
Charges related to non-operating Separation Incentive Programs and a Voluntary Retirement Incentive Program			0.66			1.02
Interest (income) expense related to the fair value adjustment of the mandatorily redeemable noncontrolling interest			(0.05)			0.79
Net (gains) losses on marketable equity securities			(17.50)			1.95
Net losses of affiliates whose operations are not managed by the Company			3.08			0.07
Loss on sale of KLG			2.41			—
Non-operating loss from the impairment of equity and cost method investments			1.00			2.15
Income tax benefit related to the KLG business			(16.05)			—
Non-U.S. global minimum corporate income tax expense			4.43			—
Diluted income per common share, adjusted (non-GAAP)			$19.46			$14.33

The adjusted diluted per share amounts may not compute due to rounding.
-more-

	Six Months Ended June 30
	2026			2025
(in thousands, except per share amounts)	Income before income taxes	Income Taxes	Net Income	Income before income taxes	Income Taxes	Net Income
Amounts attributable to Graham Holdings Company Common Stockholders
As reported	$358,127	$45,000	$313,127	$94,244	$28,100	$66,144
Attributable to noncontrolling interests			(2,918)			(5,501)
Attributable to Graham Holdings Company Stockholders			$310,209			$60,643
Adjustments:
Impairment charge and loss on sale related to KLG	24,179	(594)	24,773	—	—	—
Settlement gain related to retiree annuity pension purchase	(136,955)	(35,625)	(101,330)	—	—	—
Charges related to non-operating Separation Incentive Programs and a Voluntary Retirement Incentive Program	7,937	2,064	5,873	6,639	1,700	4,939
Interest (income) expense related to the fair value adjustment of the mandatorily redeemable noncontrolling interest	(882)	(124)	(758)	67,560	13,693	53,867
Net gains on marketable equity securities	(32,956)	(8,418)	(24,538)	(32,258)	(8,271)	(23,987)
Net (earnings) losses of affiliates whose operations are not managed by the Company	(13,062)	(3,337)	(9,725)	12,323	3,160	9,163
Net non-operating loss from impairment and sale of equity and cost method investments	5,316	1,358	3,958	12,679	3,206	9,473
Income tax benefit related to the KLG business	—	69,564	(69,564)	—	—	—
Non-U.S. global minimum corporate income tax expense	—	(19,180)	19,180	—	—	—
Net Income, adjusted (non-GAAP)			$158,078			$114,098

Per share information attributable to Graham Holdings Company Common Stockholders
Diluted income per common share, as reported			$71.04			$13.81
Adjustments:
Impairment charge and loss on sale related to KLG			5.67			—
Settlement gain related to retiree annuity pension purchase			(23.21)			—
Charges related to non-operating Separation Incentive Programs and a Voluntary Retirement Incentive Program			1.34			1.12
Interest (income) expense related to the fair value adjustment of the mandatorily redeemable noncontrolling interest			(0.17)			12.26
Net gains on marketable equity securities			(5.62)			(5.46)
Net (earnings) losses of affiliates whose operations are not managed by the Company			(2.23)			2.09
Net non-operating loss from impairment and sale of equity and cost method investments			0.91			2.16
Income tax benefit related to the KLG business			(15.93)			—
Non-U.S. global minimum corporate income tax expense			4.39			—
Diluted income per common share, adjusted (non-GAAP)			$36.19			$25.98

The adjusted diluted per share amounts may not compute due to rounding.
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